                                                                    EXHIBIT 99.1

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENTS OF INCOME

     On February 21, 2002, Schuler Homes, Inc. merged with and into D.R. Horton, Inc., with D.R. Horton being the surviving corporation. The total merger consideration consisted of the issuance of 20,079,532 shares of D.R. Horton common stock, valued at $30.93 per share (the average closing price of D.R. Horton common stock for a period of ten trading days from December 4, 2001 to December 17, 2001); the payment of $168.7 million in cash; the assumption of $802.2 million of Schuler's debt, $238.2 million of which was paid at closing; the assumption of trade payables and other liabilities amounting to $209.1 million; and the assumption of $10.8 million of obligations to the Schuler entities' minority interest holders. The intrinsic value of unvested stock options issued to Schuler employees was $7.8 million and was recorded as unearned compensation. The unearned compensation is being amortized over the remaining vesting period of the stock options. The number of shares included in the total merger consideration does not reflect the three-for-two stock split, effected as a 50% stock dividend, paid on April 9, 2002 to stockholders of record on March 26, 2002.

     The merger was treated as a purchase of Schuler by D.R. Horton for accounting purposes. Under this method, the Schuler assets acquired and liabilities assumed were recorded on D.R. Horton's balance sheet at their fair values as of February 21, 2002. Schuler's results of operations from February 22, 2002 to June 30, 2002 were included in D.R. Horton's results of operations for the nine months ended June 30, 2002.

     The following unaudited pro forma combined condensed statements of income give effect to the merger and reflect the operations of D.R. Horton and Schuler for the nine months ended June 30, 2002 and the year ended September 30, 2001. The unaudited pro forma combined condensed statement of income for the nine months ended June 30, 2002 assumes the merger occurred on October 1, 2001. The unaudited pro forma combined condensed statement of income for the year ended September 30, 2001 assumes the merger occurred on October 1, 2000.

     The financial information about D.R. Horton and Schuler for the nine months ended June 30, 2002 has been derived from the D.R. Horton and Schuler unaudited financial statements contained in the Quarterly Report of D.R. Horton, Inc. on Form 10-Q filed August 13, 2002 and in the Quarterly Report of Schuler Homes, Inc. on Form 10-Q filed February 14, 2002, and the Schuler unaudited statement of income for the period from January 1, 2002 to February 21, 2002. The historical financial information about D.R. Horton and Schuler for the year ended September 30, 2001 has been derived from the D.R. Horton and Schuler (and its predecessor) audited and unaudited financial statements. The unaudited pro forma combined condensed statements of income should be read in conjunction with the accompanying notes and the historical consolidated financial statements of D.R. Horton and Schuler.

     The unaudited pro forma combined condensed statements of income have been included for comparative purposes only. As further discussed in the accompanying notes, the unaudited pro forma combined condensed statements of income do not purport to show what the operating results would have been if the merger had been consummated as of the dates indicated and should not be construed as representative of future operating results.

                                D.R. HORTON, INC.

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                     For the Nine Months Ended June 30, 2002

                                                                         Pre-acquisition                         Pro Forma
                                                         D.R. Horton         Schuler       Adjustments           Combined
                                                         -----------         -------       -----------           --------
                                                                       (In thousands, except per share data)
Homebuilding:

Revenues                                              $4,490,783             $ 575,002      $       -           $5,065,785
Cost of sales                                          3,643,838               451,952             182 B(1)      4,095,972
                                                      ----------             ---------      ----------          ----------

Gross profit                                             846,945               123,050            (182)            969,813
Selling, general & administrative expense                444,931                69,996             785 B(3)        515,120
                                                                                                  (592)B(4)

Interest expense                                           5,224                   960                               6,184
Other expense (income)                                     3,988                (1,560)              -               2,428
                                                      ----------             ---------      ----------          ----------

                                                         392,802                53,654            (375)            446,081
                                                      ----------             ---------      ----------          ----------
Financial Services:
Revenues                                                  77,651                     -               -              77,651
Selling, general & administrative expense                 48,261                     -               -              48,261
Interest expense                                           3,490                     -               -               3,490
Other (income)                                           (10,576)                    -               -             (10,576)
                                                      ----------             ---------      ----------          ----------

                                                          36,476                     -               -              36,476
                                                      ----------             ---------      ----------          ----------

Income before income taxes                               429,278                53,654            (375)            482,557
Income taxes                                             160,979                21,126            (140)B(5)        181,965
                                                      ----------             ---------      ----------          ----------

Net income                                            $  268,299             $  32,528      $     (235)         $  300,592
                                                      ==========             =========      ==========          ==========
Net income per common share:
         Basic                                        $     2.06                   N/A      $        -          $     2.01
         Diluted                                      $     1.94                   N/A               -          $     1.91
                                                      ==========             =========      ==========          ==========

Cash dividends per common share                       $     0.17                   N/A               - C        $     0.17
                                                      ==========             =========      ==========          ==========

Weighted average number of common shares oustanding:
         Basic                                           130,174                   N/A          19,123 D           149,297
         Diluted                                         139,263                   N/A          19,288             158,551
                                                      ==========             =========      ==========          ==========

           UNAUDITED PRO FORMA COMBINED CONDENSED STATEMENT OF INCOME
                      For the Year Ended September 30, 2001

                                                                         Combined Pro
                                                                             Forma                             Pro Forma
                                                         D.R. Horton      Schuler (E)     Adjustments           Combined
                                                         -----------      -----------     -----------           --------
                                                                      (In thousands, except per share data)
Homebuilding:
Revenues                                                  $4,383,552        $1,540,818    $      -            $5,924,370
Cost of sales                                              3,527,142         1,207,165       1,294  B(1)       4,760,833
                                                                                            25,232  B(2)
                                                          ----------        ----------    --------            ----------
Gross profit                                                 856,410           333,653     (26,526)            1,163,537
Selling, general & administrative expense                    432,013           159,450       2,847  B(3)         592,095
                                                                                            (1,500) B(4)
                                                                                              (715) B(6)
Interest expense                                               8,809             6,856         302  B(1)          15,967
Other expense (income)                                        34,747            13,985           -                48,732
                                                          ----------        ----------    --------            ----------
                                                             380,841           153,362     (27,460)              506,743
                                                          ----------        ----------    --------            ----------
Financial Services:
Revenues                                                      71,962                 -           -                71,962
Selling, general & administrative expense                     47,387                 -           -                47,387
Interest expense                                               5,288                 -           -                 5,288
Other (income)                                                (7,669)                -           -                (7,669)
                                                          ----------        ----------    --------            ----------
                                                              26,956                 -           -                26,956
                                                          ----------        ----------    --------            ----------
Income before income taxes and cumulative
   effect of change in accounting principle                  407,797           153,362     (27,460)              533,699
Income taxes                                                 152,924            61,204     (10,407) B(5)         203,721
                                                          ----------        ----------    --------            ----------
Income before cumulative effect of change in
   in accounting principle                                $  254,873         $  92,158    $(17,053)           $  329,978
                                                          ==========         =========    ========            ==========

Income before cumulative effect of change
   in accounting principle per common share:
       Basic                                              $     2.24           N/A               -            $     2.30
       Diluted                                            $     2.21           N/A               -            $     2.26
                                                          ==========        =========     ========            ==========
Cash dividends per common share                           $     0.19           N/A               -  C         $     0.19
                                                          ==========        =========     ========            ==========
Weighted average number of common Shares oustanding:
       Basic                                                 113,515           N/A          30,119  D            143,634
       Diluted                                               115,430           N/A          30,284  D            145,714
                                                          ==========        =========     ========            ==========

                                D.R. HORTON, INC.

                      NOTES TO UNAUDITED PRO FORMA COMBINED
                         CONDENSED STATEMENTS OF INCOME

Note A. Basis of Presentation

     The unaudited pro forma combined condensed statements of income reflect the combined results of operations of D.R. Horton and Schuler for the nine months ended June 30, 2002, assuming that the merger had taken place on October 1, 2001, and for the year ended September 30, 2001, assuming that the merger had taken place on October 1, 2000.

     Under accounting principles generally accepted in the United States, the merger of Schuler into D.R. Horton was accounted for under the purchase method of accounting. Accordingly, the purchase price was allocated to the Schuler assets acquired and liabilities assumed based on their respective fair values, with the excess allocated to goodwill.

     On October 1, 2001, D.R. Horton adopted Statement of Financial Accounting Standards (SFAS) No. 142, "Goodwill and Other Intangible Assets." In accordance with SFAS No. 142, goodwill is no longer amortized but is subject to periodic review for impairment, and as such, no pro forma adjustment for amortization of the goodwill resulting from the merger is presented in the unaudited pro forma combined condensed statements of income. Other identifiable intangibles are insignificant.

     In March 2002, the Company's Board of Directors declared a three-for-two stock split (effected as a 50% stock dividend), payable on April 9, 2002 to common stockholders of record on March 26, 2002. All D. R. Horton share amounts presented have been restated to reflect the effects of the three-for-two stock split.

                                D.R. HORTON, INC.

                      NOTES TO UNAUDITED PRO FORMA COMBINED
                  CONDENSED STATEMENTS OF INCOME - (Continued)


Note B. Pro Forma Adjustments

     The following adjustments are included in the unaudited pro forma combined condensed statements of income for the nine months ended June 30, 2002, and for the year ended September 30, 2001.

     (1) Represents the pro forma nine-month and twelve-month impact of additional interest costs assumed to have been incurred to finance the cash portion of the merger consideration and other merger costs, at a 3.5% marginal interest rate, which approximates D.R. Horton's current floating rate on its revolving line of credit. Most of such assumed additional interest costs were assumed to have been capitalized in inventory and a portion thereof subsequently amortized to cost of sales. Those assumed additional interest costs that were not capitalized in inventory were expensed.

     (2) Represents the pro forma effect on results of operations related to the recording of the Schuler inventory acquired at its fair value on D.R. Horton's balance sheet as of October 1, 2000.

     (3) Represents the effect of the issuance of options to purchase approximately 791,000 (split adjusted) shares of D.R. Horton common stock to Schuler employees to replace outstanding Schuler stock options. The fair value of the D.R. Horton stock options issued was $10.4 million and was recorded as additional capital. The intrinsic value of the unvested options issued was $7.8 million and was recorded as unearned compensation. The unearned compensation is being amortized over the remaining vesting period of the stock options. The estimated incremental compensation expense related thereto for the nine months and twelve months following the respective assumed dates of the merger is $785,000 and $2,847,000, respectively.

     (4) Represents the estimated savings in compensation expense that would have occurred during the nine months and twelve months following the respective assumed dates of the merger, related to D.R. Horton employment agreements with two members of Schuler management, as described in the Joint Proxy Statement/Prospectus of D.R. Horton and Schuler, dated January 17, 2002, filed with the Securities and Exchange Commission.

     (5) Represents the net effect on income tax expense of the pro forma adjustments, calculated using the pro forma combined incremental income tax rate of 37.5% for the nine months ended June 30, 2002, and 37.9% for the year ended September 30, 2001.

     (6) Represents the elimination of the goodwill amortization expense included in the Combined Pro Forma Schuler statement of income for the year ended September 30, 2001, as all of Schuler's prior goodwill balances were eliminated in the merger with D.R. Horton.

Note C. Dividends

     The pro forma combined cash dividends per common share are not necessarily indicative of dividends to be paid to holders of D.R. Horton common stock in future periods. Future dividends will be determined by the D.R. Horton board of directors based on the earnings and financial condition of D.R. Horton and its subsidiaries, as well as other factors.

                                D.R. HORTON, INC.

          NOTES TO UNAUDITED PRO FORMA COMBINED CONDENSED BALANCE SHEET
                   AND UNAUDITED PRO FORMA COMBINED CONDENSED
                       STATEMENTS OF INCOME - (Continued)


Note D. Pro Forma Weighted Average Number of Shares and Net Income Per Share

     The pro forma combined basic net income per share for the nine months ended June 30, 2002 and for the year ended September 30, 2001 is based on the weighted average number of shares of D.R. Horton common stock outstanding for the nine months ended June 30, 2002 and the year ended September 30, 2001, assuming the issuance of 30,119,298 (split adjusted) shares of D.R. Horton common stock on October 1, 2001 for the nine months ending June 30, 2002, and on October 1, 2000, for the year ended September 30, 2001.

     The pro forma combined diluted net income per share for the nine months ended June 30, 2002 and the year ended September 30, 2001 is based on the weighted average number of shares of D.R. Horton common stock outstanding during the nine months ended June 30, 2002 and the year ended September 30, 2001, adjusted for the effects of dilutive securities outstanding, plus the 30,119,298 (split adjusted) shares of D.R. Horton common stock issued in the merger and the dilutive effect of D.R. Horton stock options issued in the merger. Options to purchase approximately 791,000 (split adjusted) shares of D.R. Horton common stock were issued in the merger, which resulted in an incremental dilutive effect of 165,000 (split adjusted) shares for the nine months ended June 30, 2002 and for the year ended September 30, 2001.

Note E. Combined Pro Forma Schuler

     Schuler was formed in April 2001 when Schuler Residential combined with Western Pacific Housing. Schuler Residential is the predecessor of Schuler. Therefore, the Schuler statement of income for the year ended September 30, 2001 is presented on a pro forma combined basis to include the combined operations of Schuler, Schuler Residential and Western Pacific for the year ended September 30, 2001 assuming that the combination had taken place on October 1, 2000. Following are the historical statements of income of Schuler, Schuler Residential and Western Pacific and the pro forma adjustments which comprise the combined pro forma Schuler statement of income for the year ended September 30, 2001.

                                D.R. HORTON, INC.

                     NOTES TO UNAUDITED PRO FORMA CONDENSED
                   COMBINED STATEMENTS OF INCOME - (Continued)


                                                                                                        Six Months
                                                                                                           Ended        Year Ended
                                                                                                       September 30,   September 30,
                                                       Six Months Ended March 31, 2001                      2001           2001
                                      ----------------------------------------------------------------------------------------------
                                                                                         Pro Forma                        Pro Forma
                                         Schuler                        Pro Forma         Combined                         Combined
                                       Residential   Western Pacific    Adjustments       Schuler          Schuler         Schuler
                                      ----------------------------------------------------------------------------------------------
                                                                     (In thousands, except per share data)
Revenues ............................  $    298,807    $    543,190   $          -      $    841,997     $   698,821  $    1,540,818
Cost of sales .......................       226,305         424,088              -           650,393         556,772       1,207,165
                                       ------------   -------------   ------------      ------------     -----------  --------------
Gross profit ........................        72,502         119,102              -           191,604         142,049         333,653
Selling, general &
  administrative expense ............        35,417          48,943         (4,207)(a)        80,153          79,297         159,450
Interest expense ....................         3,316               -              -             3,316           3,540           6,856
Other expense .......................           704          14,003              -            14,707            (722)         13,985
                                       ------------   -------------   ------------      ------------     -----------  --------------
Income before income
  taxes .............................        33,065          56,156          4,207            93,428          59,934         153,362
Income taxes ........................        12,785               -         24,580 (b)        37,365          23,839          61,204
                                       ------------   -------------   ------------      ------------     -----------  --------------
Net income ..........................  $     20,280    $     56,156    $   (20,373)     $     56,063     $    36,095  $       92,158
                                       ============   =============   ============      ============     ===========  ==============
Net income per common share:
      Basic .........................  $       1.01             N/A              -      $       1.39     $      0.89  $         2.28
      Diluted .......................  $       0.93             N/A              -      $       1.33     $      0.86  $         2.18
                                       ============   =============   ============      ============     ===========  ==============
Cash dividends per
  common share ......................             -             N/A              -                 -               -               -
                                       ============   =============   ============      ============     ===========  ==============
Weighted average number of
  common shares outstanding:
      Basic .........................        20,114             N/A        20,166 (c)         40,280          40,517          40,399
      Diluted .......................        22,972             N/A        20,166 (c)         43,138          43,209          43,174
                                       ============   =============   ============      ============     ===========  ==============


(a) Represents the exclusion of a non-cash charge for compensation expense recognized in conjunction with equity interests granted to Western Pacific executives related to the combination with Schuler Residential. This charge is a nonrecurring item and is not indicative of future operating results.

(b) Represents the pro forma effect on the combined provision for income taxes resulting from the operations of Western Pacific and Schuler Residential for the six months ended March 31, 2001 and the other pro forma adjustment, based on an effective tax rate of 40.7%. Prior to its combination with Schuler Residential, Western Pacific was operated through a series of partnerships and was not subject to taxation at the entity level.

(c) Represents the issuance of 20,166,000 Schuler shares of Class B common stock in the Western Pacific/Schuler Residential combination, assuming such shares were outstanding beginning on October 1, 2000.